[SUTHERLAND ASBILL & BRENNAN LLP]

                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for the Freedom variable annuity, issued through the Kansas City Life Variable Annuity Separate Account (File No. 333-98805). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                              SUTHERLAND ASBILL & BRENNAN LLP

                                              By: /s/ W. Thomas Conner
                                                  --------------------
                                                  W. Thomas Conner

Washington, D.C.
July 20, 2007